UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

THE MERGER FUND
A Westchester Capital Fund

ANNUAL REPORT

December 31, 2013

Dear Fellow Shareholders:

The Merger Fund® advanced by 1.37% during the fourth quarter, bringing its calendar-year gain to 3.61%, providing an excess return of 351 basis points versus 6-month Treasury Bills’ 0.10% performance.1  This performance is in line with our expectations given the current market environment.  We are proud to mention that the Fund provided its 81st gain in the 100 quarters since its 1989 inception.

Equity markets relentlessly slogged ahead like the Walking Dead, oblivious to macroeconomic issues and fueled by the Fed’s apparent final quarter of full-scale quantitative easing.

AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/2013
							Since
	3-month	YTD	1-year	3-year	5-year	10-year	Inception*
The Merger Fund® (MERFX)	1.37%	3.61%	3.61%	2.96%	4.14%	3.54%	6.81%
Citi 6-Month T-Bills	0.02%	0.10%	0.10%	0.12%	0.20%	1.73%	3.66%
HFRX Absolute Return Index	1.72%	3.58%	3.58%	0.20%	-0.63%	-0.04%	**
Barclays Aggregate Bond Index	-0.14%	-2.02%	-2.02%	3.26%	4.44%	4.55%	6.79%
MSCI World Index	8.11%	27.37%	27.37%	12.13%	15.68%	7.56%	7.21%
S&P 500 Index	10.51%	32.39%	32.39%	16.18%	17.94%	7.41%	9.99%
*	January 31, 1989.
**	The information is not available because the index’s life is less than the period shown.
3-month performance is not annualized.  Performance data quoted represents past performance; past performance does not guarantee future results.  The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment advisor.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since 2007.  Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.  As of the May 1, 2013 prospectus, the total annual operating expense ratio of the Fund was 1.87%.  The expense ratio may differ from the more recent expense ratio reported in the Financial Highlights.  After applicable fee waivers (which may be terminated before May 1, 2014 only with approval of the Board of Trustees), total annual operating expenses were 1.74%, and after applicable fee waivers and before investment-related expenses (including acquired fund fees and expenses), total annual operating expenses were 1.27%.

The S&P 500 continued to astonish the disbelievers, tacking on another 10.51% for the quarter and bringing its year-to-date gain to 32.39%.  Remarkably, the S&P 500 has not been positive in all four quarters of the same calendar year in 17 years – since 1997.  Equities worldwide were as happy as Honeymooners, with the MSCI World Index increasing 8.11% during the period.
__________

1	6-month T-Bills are used as a proxy for the risk-free rate of return because it is a rough approximation of the Fund’s typical holding period for a merger arbitrage investment.

Fixed-income markets appear to be in Jeopardy in light of the nascent rising interest-rate environment, as the Barclays Aggregate Bond Index backtracked by 0.14%, increasing its 2013 loss to -2.02%.  This is noteworthy in that it is a reflection of our Fund’s negative correlation with bond prices (our three year beta to the Barclays Aggregate Bond Index is -0.18), which will be important should interest rates lift.  Our hedge fund peers in the HFRX Absolute Return Index also performed well in Q4, adding 1.72%, bringing their calendar year performance up to 3.58%.  However, our outperformance relative to the HFRX Absolute Return Index remained in place for the past 1, 3, 5 and 10 year periods.2

Our correlation and volatility again remained below that of our peer indices.  The Fund continued to exhibit roughly one-fifth the “risk” (volatility) of the S&P and the MSCI World Index3 and the beta correlation with equity indices remained at approximately 0.13.  Our beta to the HFRX Absolute Return index is 0.83, which makes sense since we are not employing the Leverage that many of the hedge fund index components can utilize.  If an investment’s returns are higher and our volatility is lower than an alternative investment option, then pursuant to “Modern Portfolio Theory,” it should be considered an attractive substitute for both the Barclays Aggregate Bond Index as well as the HFRX Absolute Return index.4  Accordingly, we believe that the Fund can be inserted into the equity “silo” of an investor’s portfolio or as a fixed income substitute.

As for our portfolio, the Fund held 113 investments during the quarter and experienced one terminated merger, consistent with our historic deal-selection success rate.  Reflecting a 7:1 ratio of winners to losers, 99 of our positions were flat or positive and 14 performed negatively, roughly consistent with the prior period.  We invested in 24 new situations during the quarter, through both equities and fixed income, and as of the end of December we were 83% invested across 92 positions.  Particularly at the end of a calendar year, the percentage invested may vary and will be affected by deals closing towards the end of the quarter, with proceeds occasionally awaiting redeployment.

Twenty-one mergers with target market values exceeding $1.3 billion were completed during the quarter. Michael Dell’s attempt to keep his eponymous company All in the Family succeeded when he closed his hotly contested $16 billion Leveraged buy-out for the company, based just south of Dallas, in late October.  NYSE Euronext’s $13 billion acquisition by Intercontinental Exchange Group, Inc. was completed in November; Berkshire Hathaway’s $10 billion dollar purchase of NV Energy Inc. went down to The Wire but closed in late December, as did biotech pioneer Elan Corporation plc’s acquisition by Perrigo Co.; dual $9 billion pharmaceutical deals to buy Warner Chilcott PLC and Onyx Pharmaceuticals by Actavis plc and Amgen, respectively drew Cheers from their investors when both deals closed on October 1.  Another example of our investment process involved a portfolio manager visit to meet with executives of Shufflemaster and experience their technology in an attempt to Get Smart about the strategic rationale for its $1.5 billion merger with Bally Technologies.Newly announced transactions were plentiful during the fourth quarter although many did not offer rates of return attractive enough for us to incur the deal or timing risk. We felt like Mad Men as we invested in U.S.-based advertiser Omnicom Group’s $16 billion dollar merger with French communications specialist Publicis Group.  Although not a new investment, we added to our position in England’s Vodafone Plc. Longtime Friends with Verizon Corp. through its Verizon Wireless joint venture, it finally agreed to sell its interest back to Verizon for $130 billion (which was
__________

2	See Total Return chart above
3	Three-year trailing standard deviation for The Merger Fund® was 2.63% versus 12.11% for the S&P 500 Index and 13.71% for the MSCI World Index.
4	http://onlinelibrary.wiley.com/doi/10.1111/j.1540-6261.1952.tb01525.x/abstract so large that it skewed industry deal values for the quarter).  In another large transaction, Silicon Valley’s Applied Materials was the Survivor in a $10 billion merger with Japanese semiconductor manufacturer Tokyo Electron Limited.  Going the other direction was American LSI Corporation’s $6 billion acquisition by Avago Technology of Singapore. In yet another technology transaction, China-based Tsinghua University agreed to buy China-based but U.S.-traded semiconductor manufacturer RDA Microelectronics.  Readers may recall that the Fund had an investment in Spreadtrum Communications, which was purchased by Tsinghua as well. RDA shareholders approved the deal shortly after the Spreadtrum transaction closed in late December and the transaction is currently awaiting Chinese Homeland antitrust approval by MOFCOM.

The Fund entered Spin City via its investments in Novartis, Starwood Property Trust, and Northstar Realty Trust, all of which are spinning off significant subsidiaries; Consul Energy announced that it was exploring options which include selling or separating its coal and gas business into two separate publicly traded entities. Oil and gas company Hess Corp. demonstrated its Dexterity by selling billions of dollars of assets as well as filing for a tax-free spinoff of its retail gas station network.

Finally, the Fund took a position, through both bonds and stock, in AMR Corporation, the parent of American Airlines.  This could have turned into an American Horror Story, as AMR had filed for bankruptcy and was having difficulty reorganizing, but it fortunately was able to agree to a $4 billion merger with US Airways Group, which became effective upon AMR’s emergence from bankruptcy.  The senior notes we purchased, secured by equipment (planes) and landing slot rights, were redeemed for cash. Other AMR bonds that we purchased were exchanged for shares of preferred securities which were ultimately convertible into shares of the combined company’s stock.  The AMR stock that we purchased was also converted into shares of the new American Airlines plus some potential free optionality on over-reserved bankruptcy claims.

As far as attribution, no deal swung performance more than 20 basis points.  The red list was topped by the one broken deal of the quarter.  Archer Daniels Midland’s failed acquisition of Australian grain storage, shipping and processing firm Graincorp, cost the Fund 0.20% and was our Biggest Loser.  In a Twilight Zone development, the transaction was blocked by the Australian government even after the ACCC (Australian Competition and Consumer Commission) declared that it would not oppose the transaction.  National Treasurer Joe Hockey, however, ruled that Law and Order required him to block the transaction. He declared it “against the national interest” rather than anti-competitive, since ADM, a foreign corporation, would own a “key Australian business.”  The next largest loser was our market hedge, which detracted 0.14% from performance.  The top ten winners on the Blacklist contributed from 0.11% to 0.06%, led by Vodafone, and followed by Celesio, American International Group, Leap Wireless, Lender Processing Services, and Lamar Advertising Company (which is in the process of converting into a REIT and is awaiting IRS approval).

Global M & A activity (by target value) was relatively flat versus 2012; however when looked at in depth by region, the statistics shed a different light.5  U.S. volume increased by $75 billion, but without the $130 billion Verizon Wireless deal, the largest acquisition transaction in a decade, would have been down from the prior year.  Aside from Canadian activity, which was down by 30%, volume in several other regions, which started from a small base, picked up significantly in Q4 to end the year on a positive note.  Here are other comparables: U.K. -29%, Germany +37%,
__________

5	All statistics in this paragraph are provided by Bloomberg Global Financial Advisory Mergers & Acquisitions Rankings, 2013 Annual report.

France +72% (coming out of a terrible year and ending notably with the $19 bln Omnicom/Publicis deal and Vivendi’s spin-off of SFR and $8.5 bln sale of its Activision stake), China +36% (as it continues its quest for natural resources and technology companies, China is beginning to get the hang of global capital markets), and Hong Kong +63%.  Finally, despite the optimism generated by Abenomics, Japan’s transaction capabilities appear to be Breaking Badly, with 2013 volumes down by 35% versus 2012.

The types of transactions varied, but common structures included large corporations streamlining their operations in order to focus on core businesses.  Whether as a result of internal or shareholder pressure, we have seen a multitude of spin-offs, split-offs and division sales.  No corporation these days can be a Fugitive for long from activist shareholder demands. Yet at the same time, once the Gunsmoke from the divestiture transactions clears, many of these “stripped down” companies have been attempting to grow their core businesses through complementary acquisitions, a trend that we expect to continue.  We have also seen several companies begin the process of converting to Real Estate Investment Trust structures in order to provide a more tax efficient exposure to their shareholders.  The IRS, and no doubt the West Wing of the White House, is currently considering whether these tax-advantaged activities should be curtailed.  We expect the IRS to receive guidance from its REIT working group shortly.  Additionally, leveraged private transactions accounted for 632 deals in 2013, valued at $399 billion.  We expect that low interest rates and approximately $1 trillion in uncommitted capital should drive continued private equity activity in 2014.

In an encouraging reversal of long-term trends, recent transactions have been received positively by investors. Last year, stock prices of U.S. companies announcing acquisitions greater than $1 billion rose, on average, more than 4% on the first day.  The increase is the largest ever recorded by Dealogic, and nearly 50% higher than the previous year.  In fact, each year between 1996 and 2011, acquirers’ average stock price fell within the first 24 hours of the announcement.  “Investors love to see organic growth, but when they can’t get it, they are going to reward those companies that use acquisitions to grow,” a prominent merger and acquisitions lawyer observed.6

As far as developments at Westchester Capital go, we now manage a total of four SEC-registered mutual funds.  Our Modern Family of funds includes The Merger Fund and The Merger Fund VL, which utilizes the same investment strategy for Variable Life and Annuity investors; the Dunham Monthly Distribution Fund (which we manage as a sub-adviser), which provides an alternative market-neutral profile to The Merger Fund® with an income-oriented slant; and as of January, our newest member, the WCM Alternatives: Event-Driven Fund (symbol: WCEIX).  It is a complementary product to our other vehicles, which invests in the more aggressive event-driven space.  WCEIX has a broader mandate than either The Merger Fund® or the Dunham Fund, will not provide a monthly distribution, and will be positioned for a higher level of volatility and possibly higher returns as well. As hinted at in our last letter, many of our investors have requested such a selection, and we view this as a natural extension of our business model of providing dependable, liquid, alternative investment products to investors wishing to diversify their portfolio of otherwise correlated investments.  We are available at your convenience to discuss the full range of our products.

As usual, quarterly statistical summaries are provided within two weeks of the end of the quarter, approximately one month prior to the release of the quarterly letter.  They are available electronically on our website, and we would be happy to arrange for an automatic email within
__________

6	Financial Times, January 22, 2014 “Companies buoyed by investors’ deal hunger”

60 Minutes of the data becoming available. Going forward, we will generate a single letter for the Westchester Funds family that will include performance as well as commentary.  We welcome your comments and suggestions.

For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.westchestercapitalfunds.com, you can check account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

Thanks again for your support,

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in the Dunham Monthly Distribution Fund, carefully consider its investment objectives, risks, charges and expenses.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  To obtain a prospectus for WCM Alternatives: Event-Driven Fund, please call (800) 343-8959.  Please read it carefully before investing.  To obtain a prospectus for the Dunham Monthly Distribution Fund, please visit www.dunham.com. Please read it carefully before investing.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involves the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Fund may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Fund and may produce significant losses. The Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

References to other mutual funds do not construe an offer of those securities. Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice

The views expressed are as of December 31, 2013 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) As of December 31, 2013, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 82 funds in the last three years, 52 funds in the last five years, and 24 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively.  © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Definitions:  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies; The Barclays Aggregate Bond Index is an intermediate term index comprised of investment grade bonds; Citi 6-Month T-Bills measures monthly return equivalents of yield averages that are not marked to market. The 6-month Treasury Bill Indexes consist of the last three six-month Treasury bill issues. The indices are unmanaged and not available for direct investment.  The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe.  Standard Deviation is the degree by which returns vary relative to the average return. The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; A basis point (often denoted as bp) is a unit equal to 1/100 of a percentage point and can  be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index; Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha; A leveraged buyout (LBO) is when a company or single asset (e.g., a real estate property) is purchased with a combination of equity plus significant amounts of borrowed money — structured in such a way that the target’s cash flows or assets are used as the collateral (or, “leverage”) to secure and repay the money borrowed to purchase the target-company/asset; MOFCOM is The Ministry of Commerce of the Government of the People’s Republic of China is an executive agency of the State Council of China. It is responsible for formulating policy on foreign trade, export and import regulations, foreign direct investments, consumer protection, market competition and negotiating bilateral and multilateral trade agreements.

This is not an offer or solicitation for the purchase or sale of any security and should not be construed as such.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® and WCM Alternatives: Event-Driven Fund are distributed by Quasar Distributors, LLC.  The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Quasar Distributors, LLC.  The Dunham Monthly Distribution Fund, which is sub-advised by Westchester Capital Management, LLC, is distributed by Dunham and Associates Investment Counsel, which have no affiliation with Quasar Distributors, LLC.

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2013.
1	“Stub” includes assets other than cash and stock (e.g., escrow notes).
2
 The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

GLOBAL MERGER ACTIVITY

Quarterly volume of announced global mergers
and acquisitions January 2004 – December 2013

Source: Bloomberg, Global Financial Advisory Mergers & Acquisitions Rankings 2013

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund – Investor Class	3.61%	2.96%	4.14%	3.54%
The Standard & Poor’s 500 Index	32.39%	16.18%	17.94%	7.41%

Since Inception
(8/1/2013)
The Merger Fund – Institutional Class	2.20%
The Standard & Poor’s 500 Index	9.30%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on December 31, 2003.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
December 31, 2013
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs as described below and  (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/13 to 12/31/13 for Investor Class shares and 8/1/13 (commencement of operations) to 12/31/13 for Institutional Class shares.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load or transaction fees, you will be assessed transaction-related fees for outgoing wire transfers, returned checks and stop- payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent. IRAs will be charged a $15.00 annual maintenance fee. These expenses are not included in the example below, but if they were, such expenses would lower the “Ending Account Value” below. The example below includes, among other fees, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses,  and extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that

The Merger Fund
EXPENSE EXAMPLE
December 31, 2013
(Unaudited)

the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period
	Value 7/1/13	Value 12/31/13	7/1/13-12/31/13
Investor Class
Actual+(1)	$1,000.00	$1,032.80	$7.33*
Hypothetical++(2)	$1,000.00	$1,018.00	$7.27*

			Expenses Paid
	Beginning Account	Ending Account	During Period
	Value 8/1/13	Value 12/31/13	8/1/13-12/31/13
Institutional Class
Actual+++(3)	$1,000.00	$1,022.00	$5.04**
Hypothetical++++(2)	$1,000.00	$1,015.97	$5.03**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period).
+	Excluding dividends on securities sold short and borrowing expense on securities sold short, your actual cost of investment in the Fund would be $6.35.
++	Excluding dividends on securities sold short and borrowing expense on securities sold short, your hypothetical cost of investment in the Fund would be $6.31.
+++	Excluding dividends on securities sold short and borrowing expense on securities sold short, your actual cost of investment in the Fund would be $4.24.
++++	Excluding dividends on securities sold short and borrowing expense on securities sold short, your hypothetical cost of investment in the Fund would be $4.23.
(1)	Ending account values and expenses paid during the period based on a 3.28% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
(3)
Ending account values and expenses paid during the period based on a 2.20% return which is calculated for the period of 8/1/13 (commencement of operations) to 12/31/13.  This actual return is net of expenses.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2013

Shares		Value

COMMON STOCKS — 71.26%

	ADVERTISING — 6.90%
2,887,800	Lamar Advertising Company Class A (a)(f)	$150,887,550
2,654,625	Omnicom Group, Inc. (d)(j)	195,168,030
		346,055,580

	AIRLINES — 0.04%
82,742	American Airlines Group, Inc. (a)	2,089,244

	AUTO PARTS & EQUIPMENT — 0.11%
70,000	Visteon Corporation (a)	5,732,300

	AUTOMOBILE MANUFACTURERS — 2.62%
3,220,200	General Motors Company (a)(f)	131,609,574

	BROADCASTING & CABLE TV — 0.34%
201,754	Discovery Communications, Inc. Class C (a)(e)	16,919,090

	CABLE & SATELLITE TV — 3.08%
362,726	Comcast Corporation Special Class A (e)	18,092,773
554,100	DISH Network Corporation Class A (a)(f)	32,093,472
189,806	Liberty Global plc Series C (a)(b)(e)	16,004,442
652,900	Time Warner Cable, Inc. (f)	88,467,950
		154,658,637
	COAL & CONSUMABLE FUELS — 1.08%
1,421,300	CONSOL Energy, Inc. (f)	54,066,252

	CONSUMER FINANCE — 1.30%
2,479,000	SLM Corporation (f)	65,148,120

	DATA PROCESSING & OUTSOURCED SERVICES — 1.95%
2,613,098	Lender Processing Services, Inc.	97,677,603

	DIVERSIFIED CHEMICALS — 4.17%
647,500	Dow Chemical Company (f)	28,749,000
947,700	E.I. Du Pont de Nemours & Company (f)	61,572,069
4,830,804	Huntsman Corporation (f)	118,837,778
		209,158,847

	DIVERSIFIED METALS & MINING — 0.01%
310,134	Pilot Gold, Inc. (a)(b)	251,085

	DIVERSIFIED SUPPORT SERVICES — 0.35%
575,616	Iron Mountain, Inc.	17,469,946

	DRUG RETAIL — 0.72%
655,267	Shoppers Drug Mart Corporation (b)(j)	35,885,697

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Shares		Value

	FOOD RETAIL — 0.22%
340,600	Safeway, Inc.	$11,093,342

	GAS UTILITIES — 0.23%
187,800	ONEOK, Inc.	11,677,404

	HEALTH CARE FACILITIES — 0.57%
2,179,855	Health Management Associates, Inc. Class A (a)(e)	28,556,100

	INDUSTRIAL MACHINERY — 1.94%
128,481	Allegion plc (a)(b)	5,677,575
278,500	Dover Corporation	26,886,390
383,933	Ingersoll-Rand plc (b)	23,650,273
749,800	The Timken Company (f)	41,291,486
		97,505,724

	INTEGRATED OIL & GAS — 4.33%
849,000	BP plc — ADR (f)	41,269,890
1,244,000	Hess Corporation (f)	103,252,000
143,000	Murphy Oil Corporation	9,277,840
35,750	Murphy USA, Inc. (a)	1,485,770
650,300	Occidental Petroleum Corporation (f)	61,843,530
		217,129,030

	INTEGRATED TELECOMMUNICATION SERVICES — 0.05%
77,300	AT&T, Inc.	2,717,868

	INTERNET SOFTWARE & SERVICES — 1.51%
2,700	Chegg, Inc. (a)	22,977
427,100	Equinix, Inc. (a)(f)	75,788,895
		75,811,872

	IT CONSULTING & OTHER SERVICES — 0.24%
1,648,393	Pactera Technology International, Ltd. — ADR (a)	11,786,010

	LIFE SCIENCES TOOLS & SERVICES — 3.58%
2,365,798	Life Technologies Corporation (a)(e)	179,327,488

	MOVIES & ENTERTAINMENT — 1.33%
1,000	SFX Entertainment, Inc. (a)	12,000
1,924,208	Twenty-First Century Fox, Inc. Class B (e)	66,577,597
		66,589,597

	MULTI-LINE INSURANCE — 2.74%
2,687,600	American International Group, Inc. (f)	137,201,980

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Shares		Value

	OIL & GAS DRILLING — 2.33%
2,310,600	Noble Corporation plc (b)(f)	$86,578,182
616,500	Transocean, Ltd. (b)(f)	30,467,430
		117,045,612

	OIL & GAS EQUIPMENT & SERVICES — 3.72%
252,200	Halliburton Company	12,799,150
1,089,100	National Oilwell Varco, Inc. (f)	86,616,123
854,600	Oil States International, Inc. (a)(f)	86,929,912
		186,345,185

	OIL & GAS EXPLORATION & PRODUCTION — 3.81%
986,700	Anadarko Petroleum Corporation (f)	78,265,044
1,494,096	LinnCo LLC (f)	46,033,105
2,184,600	QEP Resources, Inc. (f)	66,957,990
		191,256,139

	OIL & GAS REFINING & MARKETING — 0.32%
314,100	Valero Energy Corporation	15,830,640

	OIL & GAS STORAGE & TRANSPORTATION — 1.91%
1,056,161	PAA Natural Gas Storage, LP (j)	24,331,467
151,784	PVR Partners, LP	4,072,365
1,752,100	Williams Companies, Inc. (f)	67,578,497
		95,982,329

	PAPER PRODUCTS — 1.20%
1,228,000	International Paper Company (f)	60,208,840

	PERSONAL PRODUCTS — 0.10%
6,316,122	Magic Holdings International, Ltd. (b)	5,001,224

	PHARMACEUTICALS — 2.70%
229,700	Eli Lilly & Company	11,714,700
386,400	Endo Health Solutions, Inc. (a)	26,066,544
453,900	Novartis AG — ADR (f)	36,484,482
1,873,869	Pfizer, Inc. (f)	57,396,608
69,966	ViroPharma, Inc. (a)	3,487,805
		135,150,139

	REGIONAL BANKS — 1.20%
262,952	CapitalSource, Inc.	3,778,620
1,658,043	Sterling Financial Corporation (e)	56,506,106
		60,284,726

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Shares		Value

	REITS — 2.79%
699,777	Cole Real Estate Investments, Inc.	$9,824,869
1,172,540	CommonWealth REIT (f)	27,331,908
3,567,678	NorthStar Realty Finance Corporation (f)	47,985,269
1,231,403	Starwood Property Trust, Inc.	34,109,863
657,500	Weyerhaeuser Company	20,757,275
		140,009,184

	SECURITY & ALARM SERVICES — 0.60%
933,207	Corrections Corporation of America (f)	29,927,949

	SEMICONDUCTOR EQUIPMENT — 0.24%
858,186	Tokyo Electron Limited — ADR	11,868,712

	SEMICONDUCTORS — 0.90%
3,650,679	LSI Corporation	40,230,482
287,645	RDA Microelectronics, Inc. — ADR	5,143,093
		45,373,575

	SPECIALTY CHEMICALS — 1.73%
654,800	Ashland, Inc. (f)	63,541,792
836,000	Chemtura Corporation (a)	23,341,120
		86,882,912

	THRIFTS & MORTGAGE FINANCE — 1.74%
9,239,441	Hudson City Bancorp, Inc.	87,127,928

	WIRELESS TELECOMMUNICATION SERVICES — 6.56%
3,067,863	Leap Wireless International, Inc. (a)(f)	53,380,816
2,948,206	Sprint Corporation (a)(f)	31,693,215
4,060,050	T-Mobile U.S., Inc. (a)(f)	136,580,082
2,731,054	Vodafone Group plc — ADR (f)	107,357,733
		329,011,846
	TOTAL COMMON STOCKS (Cost $3,259,141,916)	3,573,425,330

PREFERRED STOCKS — 0.30%
577,544	American Airlines Group, Inc., 6.250%, Series A (a)	14,969,941
	TOTAL PREFERRED STOCKS (Cost $14,971,240)	14,969,941

WARRANTS — 0.00%
142,642	Kinross Gold Corporation (a)(b)	2,014
	TOTAL WARRANTS (Cost $540,029)	2,014

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Principal Amount		Value
CORPORATE BONDS — 4.14%
	American Airlines Group, Inc.
$34,371,000	7.500%, 3/15/2016 (Acquired 1/25/13
	through 11/21/13, cost $35,211,702) (i)	$35,831,768
	Cricket Communications, Inc.
40,137,000	7.750%, 10/15/2020	45,906,694
	Health Management Associates, Inc.
28,673,000	7.375%, 1/15/2020	32,221,284
	Lender Processing Services, Inc.
26,175,000	5.750%, 4/15/2023	27,222,000
	MetroPCS Wireless, Inc.
10,338,000	6.625%, 11/15/2020	10,997,047
	Oil States International, Inc.
38,377,000	5.125%, 1/15/2023	43,461,952
	Petrominerales, Ltd.
12,200,000	3.250%, 6/12/2017 (b)	12,139,000
	TOTAL CORPORATE BONDS
	(Cost $207,330,502)	207,779,745
MUNICIPAL BONDS — 0.12%
	Louisiana Public Facilities
5,984,000	9.750%, 8/1/2014	6,001,114
	TOTAL MUNICIPAL BONDS
	(Cost $5,984,000)	6,001,114

Contracts (100 shares per contract)
PURCHASED PUT OPTIONS — 0.46%
	American Airlines Group, Inc.
6,814	Expiration: February 2014, Exercise Price: $30.00	3,611,420
5,927	Expiration: March 2014, Exercise Price: $30.00	3,378,390
	American International Group, Inc.
6,997	Expiration: January 2014, Exercise Price: $42.00	20,991
7,389	Expiration: January 2014, Exercise Price: $44.00	25,862
10,514	Expiration: February 2014, Exercise Price: $40.00	120,911
	Andarko Petroleum Corporation
633	Expiration: February 2014, Exercise Price: $70.00	42,411
3,840	Expiration: February 2014, Exercise Price: $75.00	637,440
5,394	Expiration: February 2014, Exercise Price: $80.00	1,995,780

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	Ashland, Inc.
5,271	Expiration: January 2014, Exercise Price: $75.00	$39,533
955	Expiration: April 2014, Exercise Price: $80.00	74,012
	AT&T, Inc.
618	Expiration: January 2014, Exercise Price: $31.00	1,854
	BP plc — ADR
3,274	Expiration: February 2014, Exercise Price: $41.00	19,644
2,482	Expiration: February 2014, Exercise Price: $43.00	29,784
	Chemtura Corporation
1,410	Expiration: March 2014, Exercise Price: $20.00	17,625
5,277	Expiration: March 2014, Exercise Price: $22.50	145,118
	CommonWealth REIT
9,603	Expiration: January 2014, Exercise Price: $17.50	76,824
2,122	Expiration: January 2014, Exercise Price: $20.00	15,915
	CONSOL Energy, Inc.
9,474	Expiration: January 2014, Exercise Price: $33.00	80,529
4,739	Expiration: April 2014, Exercise Price: $32.00	331,730
	Corrections Corporation of America
805	Expiration: January 2014, Exercise Price: $31.00	16,100
970	Expiration: March 2014, Exercise Price: $27.00	19,400
5,360	Expiration: March 2014, Exercise Price: $28.00	147,400
	DISH Network Corporation Class A
2,079	Expiration: January 2014, Exercise Price: $40.00	10,395
2,943	Expiration: March 2014, Exercise Price: $45.00	169,222
	Dover Corporation
2,785	Expiration: March 2014, Exercise Price: $80.00	122,540
	The Dow Chemical Company
5,827	Expiration: March 2014, Exercise Price: $33.00	87,405
	E.I. Du Pont de Nemours & Company
1,637	Expiration: January 2014, Exercise Price: $50.00	5,730
6,427	Expiration: January 2014, Exercise Price: $52.50	32,135
1,319	Expiration: April 2014, Exercise Price: $52.50	35,613
	Eli Lilly & Company
1,840	Expiration: January 2014, Exercise Price: $43.00	7,360
366	Expiration: April 2014, Exercise Price: $44.00	11,712
	Endo Health Solutions, Inc.
2,574	Expiration: April 2014, Exercise Price: $40.00	115,830
1,290	Expiration: April 2014, Exercise Price: $50.00	161,250

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	Equinix, Inc.
574	Expiration: January 2014, Exercise Price: $140.00	$15,498
1,687	Expiration: January 2014, Exercise Price: $160.00	160,265
1,810	Expiration: March 2014, Exercise Price: $145.00	389,150
	Financial Select Sector SPDR Fund
1,403	Expiration: February 2014, Exercise Price: $22.00	71,553
	General Motors Company
19,865	Expiration: March 2014, Exercise Price: $33.00	536,355
2,970	Expiration: March 2014, Exercise Price: $34.00	106,920
7,253	Expiration: March 2014, Exercise Price: $37.00	638,264
	Halliburton Company
21	Expiration: January 2014, Exercise Price: $50.00	1,323
10	Expiration: January 2014, Exercise Price: $52.50	2,105
2,242	Expiration: February 2014, Exercise Price: $47.00	143,488
	Hess Corporation
3,766	Expiration: January 2014, Exercise Price: $70.00	35,777
8,447	Expiration: February 2014, Exercise Price: $70.00	228,069
	Huntsman Corporation
20,165	Expiration: January 2014, Exercise Price: $14.00	50,412
28,967	Expiration: February 2014, Exercise Price: $18.00	144,835
17,797	Expiration: February 2014, Exercise Price: $19.00	133,477
	Ingersoll-Rand plc
3,257	Expiration: January 2014, Exercise Price: $52.50	16,285
	International Paper Company
12,280	Expiration: January 2014, Exercise Price: $40.00	55,260
	Iron Mountain, Inc.
12,933	Expiration: January 2014, Exercise Price: $17.50	32,333
9,640	Expiration: January 2014, Exercise Price: $20.00	48,200
4,955	Expiration: April 2014, Exercise Price: $20.00	86,712
	Lamar Advertising Company Class A
3,667	Expiration: January 2014, Exercise Price: $39.00	36,670
16,394	Expiration: January 2014, Exercise Price: $40.00	163,940
8,120	Expiration: April 2014, Exercise Price: $43.00	791,700
	LinnCo LLC
4,446	Expiration: February 2014, Exercise Price: $45.00	166,725
	Materials Select Sector SPDR Trust
317	Expiration: March 2014, Exercise Price: $45.00	27,103
	Murphy Oil Corporation
1,416	Expiration: January 2014, Exercise Price: $55.00	7,080

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	National Oilwell Varco, Inc.
2,170	Expiration: January 2014, Exercise Price: $70.00	$14,105
4,876	Expiration: February 2014, Exercise Price: $67.50	109,710
1,982	Expiration: February 2014, Exercise Price: $70.00	69,370
944	Expiration: May 2014, Exercise Price: $70.00	118,000
	Noble Corporation plc
1,048	Expiration: March 2014, Exercise Price: $33.00	59,736
14,946	Expiration: March 2014, Exercise Price: $34.00	1,135,896
	Novartis AG
4,539	Expiration: April 2014, Exercise Price: $70.00	226,950
	Occidental Petroleum Corporation
2,189	Expiration: January 2014, Exercise Price: $87.50	43,780
1,045	Expiration: February 2014, Exercise Price: $85.00	55,385
3,269	Expiration: February 2014, Exercise Price: $87.50	281,134
	Oil States International, Inc.
6,295	Expiration: March 2014, Exercise Price: $85.00	550,812
1,770	Expiration: March 2014, Exercise Price: $90.00	265,500
	ONEOK, Inc.
12	Expiration: January 2014, Exercise Price: $40.00	90
1,866	Expiration: January 2014, Exercise Price: $47.50	18,660
	Pfizer, Inc.
2,901	Expiration: March 2014, Exercise Price: $26.00	33,361
15,515	Expiration: March 2014, Exercise Price: $27.00	248,240
	QEP Resources, Inc.
22,500	Expiration: March 2014, Exercise Price: $25.00	843,750
	Safeway, Inc.
3,406	Expiration: January 2014, Exercise Price: $28.00	25,545
	SLM Corporation
2,543	Expiration: January 2014, Exercise Price: $18.00	2,543
20,873	Expiration: January 2014, Exercise Price: $20.00	31,310
3,917	Expiration: April 2014, Exercise Price: $20.00	54,838
	SPDR S&P 500 ETF Trust
4,186	Expiration: January 2014, Exercise Price: $184.00	590,226
7,485	Expiration: February 2014, Exercise Price: $174.00	628,740
	Sprint Corporation
25,879	Expiration: February 2014, Exercise Price: $5.00	64,698
	Time Warner Cable, Inc.
1,001	Expiration: January 2014, Exercise Price: $125.00	55,055
743	Expiration: February 2014, Exercise Price: $120.00	103,277

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
1,222	Expiration: April 2014, Exercise Price: $110.00	$106,925
365	Expiration: April 2014, Exercise Price: $115.00	54,750
750	Expiration: April 2014, Exercise Price: $120.00	168,750
	The Timken Company
3,564	Expiration: March 2014, Exercise Price: $47.50	267,300
	T-Mobile U.S., Inc.
19,577	Expiration: January 2014, Exercise Price: $20.00	19,577
9,380	Expiration: February 2014, Exercise Price: $20.00	9,380
5,657	Expiration: February 2014, Exercise Price: $21.00	8,486
5,610	Expiration: February 2014, Exercise Price: $22.00	42,075
9,786	Expiration: February 2014, Exercise Price: $24.00	127,218
	Transocean, Ltd.
2,068	Expiration: February 2014, Exercise Price: $38.00	23,782
6,146	Expiration: February 2014, Exercise Price: $43.00	144,431
	Valero Energy Corporation
7,987	Expiration: January 2014, Exercise Price: $29.00	7,987
1,515	Expiration: March 2014, Exercise Price: $32.00	10,605
661	Expiration: March 2014, Exercise Price: $42.00	36,355
	Visteon Corporation
560	Expiration: March 2014, Exercise Price: $65.00	33,600
	Vivendi SA
10,151	Expiration: January 2014, Exercise Price: EUR 15.00 (j)	13,968
	Vodafone Group plc — ADR
2,096	Expiration: January 2014, Exercise Price: $26.00	5,240
6,413	Expiration: January 2014, Exercise Price: $29.00	16,033
5,381	Expiration: January 2014, Exercise Price: $33.00	13,452
3,362	Expiration: April 2014, Exercise Price: $30.00	33,620
5,372	Expiration: April 2014, Exercise Price: $33.00	134,300
	Weyerhaeuser Company
6,575	Expiration: April 2014, Exercise Price: $24.00	98,625
	Williams Companies, Inc.
2,597	Expiration: January 2014, Exercise Price: $30.00	15,582
14,924	Expiration: February 2014, Exercise Price: $30.00	119,392
	TOTAL PURCHASED PUT OPTIONS (Cost $50,373,482)	22,839,508

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

Principal Amount		Value
ESCROW NOTES — 0.39%
$1,243,406	AMR Corporation (a)(d)(k)	$16,667,124
13,887,000	Dallas Fort Worth Texas International Airport (a)(d)(k)	3,033,238
	TOTAL ESCROW NOTES (Cost $15,954,063)	19,700,362
Shares
SHORT-TERM INVESTMENTS — 25.82%
283,000,000	BlackRock Liquidity Funds TempFund
	Portfolio Institutional Share Class, 0.05% (c)(h)	283,000,000
283,000,000	Fidelity Institutional Government
	Portfolio Institutional Share Class, 0.03% (c)(f)	283,000,000
161,139,106	Fidelity Institutional Money Market
	Portfolio Institutional Share Class, 0.01% (c)(f)	161,139,106
283,000,000	Goldman Sachs Financial Square Money
	Market Fund Institutional Share Class, 0.06% (c)(g)	283,000,000
285,000,000	The Liquid Asset Portfolio
	Institutional Share Class, 0.07% (c)(g)	285,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,295,139,106)	1,295,139,106
	TOTAL INVESTMENTS (Cost $4,849,434,338) — 102.49%	$5,139,857,120

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2013.
(d)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  As of December 31, 2013, these securities represented 0.71% of total net assets.

(j)	Level 2 security. Please see Note 2 on the Notes to the Financial Statements.
(k)	Level 3 security. Please see Note 2 on the Notes to the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Funds Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2013

Shares		Value
COMMON STOCKS
764,784	American Realty Capital Properties, Inc.	$9,835,122
697,275	Applied Materials, Inc.	12,334,795
362,725	Comcast Corporation Class A	18,849,005
147,626	Community Health Systems, Inc.	5,797,273
201,754	Discovery Communications, Inc. Class A	18,242,597
762,261	Fidelity National Financial, Inc.	24,735,370
189,793	Liberty Global plc Class A (b)	16,889,679
390,828	Loblaw Companies Ltd. (b)(c)	15,599,900
776,580	M&T Bank Corporation	90,409,443
74,599	PacWest Bancorp	3,149,570
469,992	Plains All American Pipeline, LP	24,331,486
155,460	Regency Energy Partners, LP	4,082,379
1,924,208	Twenty-First Century Fox, Inc. Class A	67,693,637
2,765,734	Umpqua Holdings Corporation	52,936,149
		364,886,405

CONTINGENT VALUE RIGHTS
2,179,854	Health Management Associates, Inc. (a)(d)	217,985

EXCHANGE-TRADED FUNDS
46,609	SPDR S&P 500 ETF Trust	8,607,284
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $336,340,606)	$373,711,674

ETF – Exchange-Traded Fund
plc – Public Limited Company
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.
(b)	Foreign security.
(c)	Level 2 security. Please see Note 2 on the Notes to the Financial Statements.
(d)	Level 3 security. Please see Note 2 on the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2013

Contracts (100 shares per contract)		Value
CALL OPTIONS WRITTEN
	American Airlines Group, Inc.
6,814	Expiration: February 2014, Exercise Price: $30.00	$136,280
5,927	Expiration: March 2014, Exercise Price: $30.00	237,080
4,294	Expiration: April 2014, Exercise Price: $24.00	1,223,790
	American International Group, Inc.
3,500	Expiration: January 2014, Exercise Price: $46.00	1,767,500
5,473	Expiration: January 2014, Exercise Price: $47.00	2,243,930
7,389	Expiration: January 2014, Exercise Price: $50.00	1,078,794
10,514	Expiration: February 2014, Exercise Price: $47.00	4,810,155
	Andarko Petroleum Corporation
633	Expiration: February 2014, Exercise Price: $77.50	278,520
1,082	Expiration: February 2014, Exercise Price: $85.00	137,414
4,527	Expiration: February 2014, Exercise Price: $87.50	339,525
3,596	Expiration: February 2014, Exercise Price: $90.00	154,628
	Ashland, Inc.
5,487	Expiration: January 2014, Exercise Price: $85.00	6,666,705
1,061	Expiration: April 2014, Exercise Price: $90.00	1,007,950
	AT&T, Inc.,
773	Expiration: January 2014, Exercise Price: $35.00	28,215
	BP plc — ADR
252	Expiration: January 2014, Exercise Price: $42.00	166,950
3,274	Expiration: February 2014, Exercise Price: $45.00	1,227,750
4,964	Expiration: February 2014, Exercise Price: $47.00	992,800
	Chemtura Corporation
8,359	Expiration: March 2014, Exercise Price: $25.00	2,925,650
	CommonWealth REIT
11,725	Expiration: January 2014, Exercise Price: $22.50	1,231,125
	CONSOL Energy, Inc.
9,474	Expiration: January 2014, Exercise Price: $36.00	2,160,072
4,739	Expiration: April 2014, Exercise Price: $36.00	1,765,278
	Corrections Corporation of America
805	Expiration: January 2014, Exercise Price: $33.00	18,113
1,213	Expiration: March 2014, Exercise Price: $32.00	169,820
6,700	Expiration: March 2014, Exercise Price: $33.00	636,500
	DISH Network Corporation Class A
2,079	Expiration: January 2014, Exercise Price: $45.00	2,692,305
3,462	Expiration: March 2014, Exercise Price: $50.00	3,254,280

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	Dover Corporation
2,785	Expiration: March 2014, Exercise Price: $90.00	$2,228,000
	The Dow Chemical Company
6,475	Expiration: March 2014, Exercise Price: $37.00	5,050,500
	E.I. Du Pont de Nemours & Company
1,402	Expiration: January 2014, Exercise Price: $57.50	1,058,510
6,427	Expiration: January 2014, Exercise Price: $60.00	3,277,770
1,649	Expiration: April 2014, Exercise Price: $60.00	934,983
	Eli Lilly & Company
1,840	Expiration: January 2014, Exercise Price: $48.00	570,400
457	Expiration: April 2014, Exercise Price: $49.00	131,159
	Endo Health Solutions, Inc.
2,574	Expiration: April 2014, Exercise Price: $55.00	3,729,726
1,290	Expiration: April 2014, Exercise Price: $60.00	1,354,500
	Equinix, Inc.
574	Expiration: January 2014, Exercise Price: $160.00	1,027,460
1,687	Expiration: January 2014, Exercise Price: $180.00	527,188
2,010	Expiration: March 2014, Exercise Price: $165.00	3,547,650
	General Motors Company
19,865	Expiration: March 2014, Exercise Price: $37.00	9,137,900
12,337	Expiration: March 2014, Exercise Price: $40.00	3,244,631
	Halliburton Company
31	Expiration: January 2014, Exercise Price: $55.00	279
2,242	Expiration: February 2014, Exercise Price: $50.00	531,354
	Hess Corporation
3,766	Expiration: January 2014, Exercise Price: $80.00	1,327,515
8,678	Expiration: February 2014, Exercise Price: $77.50	5,705,785
	Huntsman Corporation
38	Expiration: January 2014, Exercise Price: $18.00	25,080
28,967	Expiration: February 2014, Exercise Price: $21.00	11,007,460
17,797	Expiration: February 2014, Exercise Price: $22.00	4,983,160
	Ingersoll-Rand plc
3,840	Expiration: January 2014, Exercise Price: $60.00	6,270,720
	International Paper Company
12,280	Expiration: January 2014, Exercise Price: $44.00	6,232,100
	Iron Mountain, Inc.
5,755	Expiration: April 2014, Exercise Price: $25.00	3,510,550

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	Koninklijke KPN NV
72,960	Expiration: February 2014, Exercise Price: EUR 2.20 (a)	$1,907,028
71,219	Expiration: February 2014, Exercise Price: EUR 2.30 (a)	1,175,683
	Lamar Advertising Company Class A
13,485	Expiration: January 2014, Exercise Price: $46.00	8,765,250
8,817	Expiration: April 2014, Exercise Price: $48.00	5,202,030
6,576	Expiration: April 2014, Exercise Price: $49.00	3,288,000
	Leap Wireless International, Inc.
24,084	Expiration: January 2014, Exercise Price: $16.00	3,468,096
3,904	Expiration: January 2014, Exercise Price: $17.00	175,680
275	Expiration: April 2014, Exercise Price: $16.00	44,000
	LinnCo LLC
8,892	Expiration: February 2014, Exercise Price: $50.00	2,356,380
	Murphy Oil Corporation
1,416	Expiration: January 2014, Exercise Price: $65.00	1,482,552
	National Oilwell Varco, Inc.
2,468	Expiration: January 2014, Exercise Price: $77.50	624,404
1,219	Expiration: February 2014, Exercise Price: $77.50	463,220
3,962	Expiration: February 2014, Exercise Price: $80.00	935,032
1,982	Expiration: February 2014, Exercise Price: $82.50	265,588
1,260	Expiration: May 2014, Exercise Price: $77.50	661,500
	Noble Corporation plc
1,309	Expiration: March 2014, Exercise Price: $35.00	425,425
8,592	Expiration: March 2014, Exercise Price: $36.00	2,251,104
8,596	Expiration: March 2014, Exercise Price: $37.00	1,753,584
	NorthStar Realty Finance Corporation
10,675	Expiration: March 2014, Exercise Price: $11.00	2,615,375
11,433	Expiration: March 2014, Exercise Price: $12.50	1,349,094
	Novartis AG – ADR
4,539	Expiration: April 2014, Exercise Price: $75.00	2,564,535
	Occidental Petroleum Corporation
2,189	Expiration: January 2014, Exercise Price: $95.00	400,587
1,045	Expiration: February 2014, Exercise Price: $92.50	485,925
3,269	Expiration: February 2014, Exercise Price: $95.00	1,062,425
	Oil States International, Inc.
1,024	Expiration: March 2014, Exercise Price: $95.00	962,560
6,631	Expiration: March 2014, Exercise Price: $100.00	3,978,600
891	Expiration: March 2014, Exercise Price: $105.00	338,580

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	ONEOK, Inc.
12	Expiration: January 2014, Exercise Price: $50.00	$14,640
1,866	Expiration: January 2014, Exercise Price: $52.50	1,806,288
	Pfizer, Inc.
3,223	Expiration: March 2014, Exercise Price: $30.00	377,091
15,515	Expiration: March 2014, Exercise Price: $31.00	985,202
	QEP Resources, Inc.
21,515	Expiration: March 2014, Exercise Price: $30.00	4,733,300
	Safeway, Inc.
3,406	Expiration: January 2014, Exercise Price: $32.00	374,660
	SLM Corporation
20,873	Expiration: January 2014, Exercise Price: $25.00	2,932,656
3,917	Expiration: April 2014, Exercise Price: $25.00	736,396
	Sprint Corporation
9,929	Expiration: February 2014, Exercise Price: $6.00	4,716,275
18,168	Expiration: February 2014, Exercise Price: $7.00	6,903,840
	Time Warner Cable, Inc.
1,112	Expiration: January 2014, Exercise Price: $130.00	711,680
743	Expiration: February 2014, Exercise Price: $135.00	393,790
2,443	Expiration: April 2014, Exercise Price: $125.00	3,268,734
2,231	Expiration: April 2014, Exercise Price: $130.00	2,175,225
	The Timken Company
3,749	Expiration: March 2014, Exercise Price: $52.50	1,612,070
925	Expiration: March 2014, Exercise Price: $55.00	263,625
	T-Mobile U.S., Inc.
9,787	Expiration: January 2014, Exercise Price: $23.00	10,413,368
7,803	Expiration: February 2014, Exercise Price: $24.00	7,522,092
9,122	Expiration: February 2014, Exercise Price: $25.00	7,958,945
2,135	Expiration: February 2014, Exercise Price: $26.00	1,705,865
11,754	Expiration: February 2014, Exercise Price: $28.00	6,876,090
	Transocean, Ltd.
2	Expiration: February 2014, Exercise Price: $43.00	1,300
2,080	Expiration: February 2014, Exercise Price: $47.00	644,800
4,066	Expiration: February 2014, Exercise Price: $48.00	1,008,368
	Umpqua Holdings Corporation
46	Expiration: March 2014, Exercise Price: $15.00	19,044
	Valero Energy Corporation
30	Expiration: January 2014, Exercise Price: $33.00	52,275
46	Expiration: January 2014, Exercise Price: $34.00	75,555

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2013

Contracts (100 shares per contract)		Value
	Valero Energy Corporation (continued)
2,331	Expiration: March 2014, Exercise Price: $36.00	$3,384,612
734	Expiration: March 2014, Exercise Price: $45.00	466,824
	Verizon Communications, Inc.
1,730	Expiration: April 2014, Exercise Price: $43.00	1,062,220
	Visteon Corporation
700	Expiration: March 2014, Exercise Price: $75.00	616,000
	Vivendi SA
10,151	Expiration: January 2014, Exercise Price: EUR 17.50 (a)	2,374,014
	Vodafone Group plc — ADR
12	Expiration: January 2014, Exercise Price: $31.00	9,972
68	Expiration: January 2014, Exercise Price: $34.00	36,108
2,523	Expiration: January 2014, Exercise Price: $35.00	1,092,459
5,381	Expiration: January 2014, Exercise Price: $37.00	1,264,535
2,709	Expiration: April 2014, Exercise Price: $36.00	1,097,145
9,375	Expiration: April 2014, Exercise Price: $37.00	3,093,750
	Weyerhaeuser Company
6,575	Expiration: April 2014, Exercise Price: $29.00	2,005,375
	Williams Companies, Inc.
2,597	Expiration: January 2014, Exercise Price: $34.00	1,212,799
14,924	Expiration: February 2014, Exercise Price: $34.00	7,238,140
		255,004,873
PUT OPTIONS WRITTEN
	American Realty Capital Properties, Inc.
1,529	Expiration: April 2014, Exercise Price: $12.50	107,030
	SPDR S&P 500 ETF Trust
2,807	Expiration: January 2014, Exercise Price: $174.00	67,368
5,614	Expiration: February 2014, Exercise Price: $169.00	286,314
		460,712
	TOTAL OPTIONS WRITTEN
	(Premiums received $185,389,161)	$255,465,585

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Level 2 security. Please see Note 2 on the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2013

			U.S.			U.S.
			$ Value at			$ Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2013	be Received		2013	(Depreciation)**
1/15/14	36,935,148	Australian Dollars	$32,946,367	32,997,835	U.S. Dollars	$32,997,835	$51,468
1/15/14	12,980,937	U.S. Dollars	12,980,937	14,568,980	Australian Dollars	12,995,615	14,678
3/14/14	2,627,932	Australian Dollars	2,335,327	2,324,393	U.S. Dollars	2,324,393	(10,934)
4/9/14	69,938,660	British Pounds	115,731,935	109,451,250	U.S. Dollars	109,451,250	(6,280,685)
4/9/14	114,027,991	U.S. Dollars	114,027,991	69,938,660	British Pounds	115,731,935	1,703,944
5/6/14	69,938,660	British Pounds	115,705,513	114,000,016	Euros	114,000,016	(1,705,497)
1/30/14	22,532,996	Canadian Dollars	21,196,454	21,551,422	U.S. Dollars	21,551,422	354,968
2/12/14	943,862	Canadian Dollars	887,607	898,501	U.S. Dollars	898,501	10,894
3/13/14	250,172	Canadian Dollars	235,098	238,395	U.S. Dollars	238,395	3,297
3/14/14	931,002	Canadian Dollars	874,883	877,228	U.S. Dollars	877,228	2,345
1/9/14	41,190,621	Euros	56,665,332	55,872,773	U.S. Dollars	55,872,773	(792,559)
1/15/14	75,193,491	Euros	103,442,395	98,387,079	U.S. Dollars	98,387,079	(5,055,316)
1/15/14	102,128,551	U.S. Dollars	102,128,551	75,193,491	Euros	103,442,395	1,313,844
2/5/14	17,764,250	Euros	24,437,830	24,008,739	U.S. Dollars	24,008,739	(429,091)
3/19/14	21,575,760	Euros	29,681,188	29,225,670	U.S. Dollars	29,225,670	(455,518)
3/19/14	29,181,187	U.S. Dollars	29,181,188	21,575,760	Euros	29,681,188	500,000
5/15/14	40,075,794	Hong Kong Dollars	5,168,869	5,170,536	U.S. Dollars	5,170,536	1,667
			$767,627,465			$756,854,970	$(10,772,495)

*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2013.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2013

				Unrealized
Termination				Appreciation
Date	Security	Shares	Notional	(Depreciation)*	Counterparty
LONG TOTAL RETURN SWAP CONTRACTS
10/10/14	Ainsworth Lumber Company, Ltd.	486,527	$1,906,782	$132,947	Merrill Lynch & Co. Inc.
1/16/14	GrainCorp, Ltd.	2,631,314	20,019,800	(10,583,463)	JPMorgan Chase & Co. Inc.
10/18/14	Hillgrove Resources, Ltd.	13,139,699	1,041,847	51,484	JPMorgan Chase & Co. Inc.
7/29/14	Invensys plc	18,734,431	157,220,469	11,919,745	JPMorgan Chase & Co. Inc.
8/28/14	Koninklijke KPN NV	18,149,234	58,680,829	716,926	JPMorgan Chase & Co. Inc.
11/5/14	Paladin Labs	215,666	23,877,306	4,306,698	Merrill Lynch & Co. Inc.
9/16/14	Shoppers Drug Mart Corporation	23,850	1,305,922	(50,291)	Merrill Lynch & Co. Inc.
6/20/14	Vivendi SA	1,015,100	26,713,159	5,968,665	JPMorgan Chase & Co. Inc.

SHORT TOTAL RETURN SWAP CONTRACTS
11/5/14	Endo Health Solutions, Inc.	(352,203)	(23,576,469)	(3,945,304)	Merrill Lynch & Co. Inc.
9/16/14	Loblaw Companies	(14,226)	(568,906)	47,117	Merrill Lynch & Co. Inc.
10/10/14	Louisiana Pacific Corporation	(55,464)	(1,034,404)	(115,482)	Merrill Lynch & Co. Inc.
10/10/14	Publicis Groupe (a)	(2,158,256)	(195,298,341)	(14,080,066)	Merrill Lynch & Co. Inc.
7/31/14	Schneider Electric SA	(486,440)	(42,558,300)	(2,341,273)	JPMorgan Chase & Co. Inc.
				$(7,972,297)

plc – Public Limited Company
*	Based on the net value of each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable on the Statement of Assets and Liabilities.
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS:
Investments, at value (Cost $4,849,434,338)		$5,139,857,120
Receivable from brokers		336,340,606
Deposits at brokers		191,087,502
Receivable for investments sold		10,321,486
Receivable for forward currency exchange contracts		3,957,105
Receivable for swap contracts		5,732,084
Receivable for fund shares issued		35,862,063
Dividends and interest receivable		16,753,671
Prepaid expenses and other receivables		125,732
Total Assets		5,740,037,369
LIABILITIES:
Securities sold short, at value (proceeds of $336,340,606)	$373,711,674
Written option contracts, at value (premiums received $185,389,161)	255,465,585
Payable to the investment adviser	3,676,768
Payable to custodian	1,580,505
Payable for forward currency exchange contracts	14,729,600
Payable for swap contracts	13,704,381
Payable for investments purchased	47,247,351
Payable for fund shares redeemed	9,252,509
Distribution fees payable	2,689,769
Dividends and interest payable	1,438,914
Accrued expenses and other liabilities	1,371,009
Total Liabilities		724,868,065
NET ASSETS		$5,015,169,304
NET ASSETS CONSISTS OF:
Accumulated undistributed net investment loss		$(895,185)
Accumulated net realized loss on investments, securities sold short, written option contracts expired or closed, swap contracts, foreign
currency translation and forward currency exchange contracts		(142,235,954)
Net unrealized appreciation (depreciation) on:
Investments	$290,422,782
Securities sold short	(37,371,068)
Written option contracts	(70,076,424)
Swap contracts	(7,972,297)
Foreign currency translation	237
Forward currency exchange contracts	(10,772,495)
Net unrealized appreciation		164,230,735
Paid-in capital		4,994,069,708
Total Net Assets		$5,015,169,304
NET ASSET VALUE and offering price per share*
Investor Class ($4,842,922,563 / 302,453,511 shares of beneficial interest outstanding)		$16.01
Institutional Class ($172,246,741 / 10,782,371 shares of beneficial interest outstanding)		$15.97

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

INVESTMENT INCOME:
Interest		$17,187,559
Dividend income on long positions:
Non Affiliates (net of foreign withholding taxes of $57,014)		61,178,095
Affiliates		421,864
Total investment income		78,787,518
EXPENSES:
Investment advisory fees	$46,297,746
Distribution fees (Investor Class)	7,923,542
Sub transfer agent fees (Investor Class)	4,611,603
Sub transfer agent fees (Institutional Class)	6,909
Administration fees	1,430,568
Professional fees	874,827
Transfer agent and shareholder servicing agent fees	809,524
Miscellaneous expenses	587,648
Reports to shareholders	583,477
Fund accounting expense	402,767
Custody fees	351,911
Trustees’ fees and expenses	230,643
Federal and state registration fees	190,745
Borrowing expense on securities sold short	3,295,102
Dividends on securities sold short	6,741,238
Total expenses before expense waiver by adviser		74,338,250
Less: Expense reimbursed by Adviser		(5,759,630)
Net expenses		68,578,620
NET INVESTMENT INCOME		10,208,898
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	173,759,914
Securities sold short	(73,598,319)
Written option contracts expired or closed	(35,776,418)
Swap contracts	(22,942,623)
Foreign currency translation	1,151,427
Forward currency exchange contracts	12,114,534
Net realized gain		54,708,515
Change in unrealized appreciation (depreciation) on:
Investments	201,504,467
Securities sold short	(3,444,702)
Written option contracts	(74,525,524)
Swap contracts	(13,032,312)
Foreign currency translation	236,142
Forward currency exchange contracts	(6,324,298)
Net unrealized appreciation		104,413,773
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		159,122,288
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$169,331,186

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

Net investment income (loss)	$10,208,898	$(16,701,815)
Net realized gain on investments, securities sold short,
written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts	54,708,515	37,998,785
Change in unrealized appreciation on investments,
securities sold short, written option contracts, swap contracts,
foreign currency translation and forward currency exchange contracts	104,413,773	146,141,288
Net increase in net assets resulting from operations	169,331,186	167,438,258

Investor Class — Distributions to shareholders from: (Note 5)
Net investment income	(92,012,011)	(71,370,998)
Net realized gains	(23,510,808)	(17,361,215)
Total dividends and distributions — Investor Class	(115,522,819)	(88,732,213)

Institutional Class — Distributions to shareholders from: (Note 5)
Net investment income	(3,843,231)	—
Net realized gains	(865,809)	—
Total dividends and distributions — Institutional Class	(4,709,040)	—
Net increase (decrease) in net assets
from capital share transactions (Note 4)	550,380,118	(689,576,446)
Net increase (decrease) in net assets	599,479,445	(610,870,401)

NET ASSETS:
Beginning of year	4,415,689,859	5,026,560,260
End of year (including accumulated undistributed net
investment loss of $(895,185) and $(628,060), respectively)	$5,015,169,304	$4,415,689,859

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class

				Three
				Months
	Year Ended			Ended
	December 31,			Dec. 31,		Year Ended September 30,
	2013	2012		2011*		2011		2010(1)		2009(1)
Per Share Data:
Net Asset Value, beginning of period	$15.83	$15.59		$15.59		$15.93		$15.26		$14.79
Income from investment operations:
Net investment income (loss)(2)	0.04 (3)	(0.05	)(3)	(0.02	)(3)	(0.18	)(3)	(0.02	)(4)	0.24 (4)
Net realized and unrealized
gain on investments	0.53	0.61		0.47		0.13		0.69		0.58
Total from investment operations	0.57	0.56		0.45		(0.05)		0.67		0.82
Redemption fees	—	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)	0.00 (5)

Less distributions:
Distributions from net investment income	(0.31)	(0.26)		(0.08)		—		(0.00	)(5)	(0.06)
Distributions from net realized gains	(0.08)	(0.06)		(0.37)		(0.29)		—		(0.05)
Distributions from return of capital	—	—		—		—		—		(0.24)
Total dividends and distributions	(0.39)	(0.32)		(0.45)		(0.29)		(0.00	)(5)	(0.35)
Net Asset Value, end of period	$16.01	$15.83		$15.59		$15.59		$15.93		$15.26

Total Return	3.61%	3.61%		2.90	%(6)	(0.34)%		4.39%		5.78%
Supplemental data and ratios:
Net assets, end of period (in millions)	$4,843	$4,416		$5,027		$4,914		$3,574		$1,811
Ratio of gross expenses
to average net assets:
Before expense waiver	1.61%	1.82%		1.77	%(7)	2.08%		2.64%		4.22%
After expense waiver	1.48%	1.69%		1.64	%(7)	1.96%		2.57%		4.22%
Ratio of dividends on short positions and
borrowing expense on securities
sold short to average net assets	0.22%	0.42%		0.31	%(7)	0.62%		1.16%		2.68%
Ratio of operating expense to average
net assets excluding dividends on
short positions and borrowing
expense on securities sold short	1.26%	1.27%		1.33	%(7)	1.34%		1.41%		1.54%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	0.09%	(0.47)%		(0.72	)%(7)	(1.25)%		(1.35)%		(2.49)%
After expense waiver	0.22%	(0.34)%		(0.59	)%(7)	(1.13)%		(1.28)%		(2.49)%
Portfolio turnover rate(8)	194.47%	240.32%		48.13	%(6)	292.79%		192.21%		318.45%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)	Performance data included for periods prior to 2011 reflect that of Westchester Capital Management, Inc. the Fund’s prior investment adviser. See Note 1 for additional information.
(2)
Net investment income (loss) before borrowing expense on securities sold short and dividends on securities sold short for the years ended December 31, 2013, 2012, the three months ended December 31, 2011 and the years ended September 30, 2011, 2010 and 2009 was $0.07, $0.01, $(0.01), $(0.08), $0.12 and $0.55, respectively.

(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(5)	Amount is less than $0.005 per share.
(6)	Not annualized.
(7)	Annualized.
(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions) for the Fund as a whole.  The denominator includes the average long positions throughout the period for the Fund as a whole.

*	Stub period from October 1, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
	For the Period from
	August 1, 2013*
	through
	December 31, 2013
Per Share Data:
Net Asset Value, beginning of period	$16.06
Income from investment operations:
Net investment income(1)(2)	0.03
Net realized and unrealized gain on investments	0.31
Total from investment operations	0.34
Redemption fees	—

Less distributions:
Distributions from net investment income	(0.35)
Distributions from net realized gains	(0.08)
Total dividends and distributions	(0.43)
Net Asset Value, end of period	$15.97

Total Return	2.20	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$172,247
Ratio of gross expenses to average net assets:
Before expense waiver	1.32	%(4)
After expense waiver	1.19	%(4)
Ratio of dividends on short positions and borrowing
expense on securities sold short to average net assets	0.19	%(4)
Ratio of operating expense to average net assets excluding dividends
on short positions and borrowing expense on securities sold short	1.00	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waiver	0.29	%(4)
After expense waiver	0.42	%(4)
Portfolio turnover rate(5)	194.47	%(3)

(1)	Net investment income before borrowing expense on securities sold short and dividends on securities sold short for the period ended December 31, 2013 was $0.04.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions) for the Fund as a whole.  The denominator includes the average long positions throughout the period for the Fund as a whole.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

Note 1 — ORGANIZATION
The Merger Fund (the “Fund”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental investment policies were amended to permit the Fund to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflect the performance of Westchester Capital Management, Inc.  Messrs. Roy Behren and Michael Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013.  Each class of shares for the Fund has identical rights and privileges, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares, except with respect to the Rule 12b-1 distribution fees paid by the Investor Class shares (See Note 7).  The Institutional Class shares do not have a distribution fee.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.  The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.Investment Valuation
Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value (“NAV”). Equity securities that are traded on a national securities exchange are valued at the last sale price at the close of that exchange. The securities valued using quoted prices in active markets are classified as Level 1 investments. Securities not listed on an exchange, but for which market transaction prices are reported, are valued at the last

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sale price as of the close of the New York Stock Exchange. Non-exchange listed securities are valued based on evaluations provided by a third party, when available, or at the mean of the closing bid and asked prices or valued based on the announced price. These securities are classified as Level 2 investments. In pricing corporate bonds and other debt securities that are not obligations of the U.S. Government or its agencies, the mean of the reported closing bid and asked prices is used. These securities are classified as Level 2 investments. As a secondary source, an individual broker bid may be used to value debt securities if the Adviser reasonably believes such bid is an actionable bid in that the broker would be willing to transact at that price. These securities are generally classified as Level 2 or Level 3 investments.

Exchange-traded options are valued at the higher of the intrinsic value of the option (i.e., what the Fund would pay or can receive upon exercising the option) or the last reported composite sale price.  If no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices is used.  Non-exchange-traded options will be valued at the higher of the intrinsic value of the option or at the price supplied by the counterparty.  Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 PM bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at amortized cost. Registered open-end investment companies other than exchange-traded funds (i.e., ETFs) are valued at their reported NAV per share.

Securities for which there are no market quotations readily available or for which such quotations are unreliable are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees and under the supervision of the Board of Trustees. The factors for fair valuation the Adviser may consider include, among other things: fundamental analytical data; the nature and duration of restrictions on disposition; an evaluation of forces that influence the market in which the securities are purchased and sold; public trading in similar securities of the issuer or comparable issuers. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

These securities are generally classified as Level 2 or 3 depending on the inputs as described below. At December 31, 2013, securities fair valued in good faith  based on the absolute value of long investments and securities sold short and based on the absolute value of unrealized gains or losses on swap contracts represented 4.57% of net assets.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 —
 Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2013. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$3,318,040,136	$255,385,194	$—	$3,573,425,330
Preferred Stocks	14,969,941	—	—	14,969,941
Warrants	2,014	—	—	2,014
Corporate Bonds	—	207,779,745	—	207,779,745
Municipal Bonds	—	6,001,114	—	6,001,114
Purchased Put Options	22,825,540	13,968	—	22,839,508
Escrow Notes	—	—	19,700,362	19,700,362
Short-Term Investments	1,295,139,106	—	—	1,295,139,106
Swap Contracts**	—	5,732,084	—	5,732,084
Forward Currency
Exchange Contracts**	—	3,957,105	—	3,957,105
Liabilities
Common Stocks Sold Short	$349,286,505	$15,599,900	$—	$364,886,405
Contingent Value
Rights Sold Short	—	—	217,985	217,985
Exchange-Traded
Funds Sold Short	8,607,284	—	—	8,607,284
Written Option Contracts	250,008,860	5,456,725	—	255,465,585
Swap Contracts**	—	13,704,381	—	13,704,381
Forward Currency
Exchange Contracts**	—	14,729,600	—	14,729,600

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and asked prices, prices on comparable securities and other significant inputs. There were no transfers into or out of Level 1 or 2 Securities during the year. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Description	Investments
Balance as of December 31, 2012	$420,840
Realized gain	390,743
Change in unrealized appreciation	3,273,907
Purchases	15,954,063
Sales	(557,176)
Balance as of December 31, 2013	$19,482,377

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2013, are as follows:

	Fair Value at	Valuation	Unobservable
Description	December 31, 2013	Technique	Input	Range
Escrow Notes	$16,667,124	Projected Final	Discount of	13.25 – 13.75
		Distribution(1)	Projected Distribution
Escrow Notes	$3,033,238	Projected Final Distribution(1)	Final Distribution	0.22
Contingent Value	$217,985	Broker Quotes	No Active Market	0.09 – 0.11
Rights Sold Short

(1)This Level 3 security was received through a corporate action and is being priced at an estimate of the expected final distribution.

B.Securities Sold Short
The Fund may sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund generally segregates liquid assets in an amount equal to the market value of securities sold short. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.Transactions with Brokers for Securities Sold Short
The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the brokers for proceeds on

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
securities sold short. The Fund is required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund maintains cash deposits at brokers beyond the receivable for short sales. These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

D.Federal Income Taxes
No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2013, open Federal and New York tax years include the tax years ended September 30, 2010 through December 31, 2013. The Fund has no tax examination in progress.

E.Written Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) call options, including to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Exchange-traded written option contracts are valued at the higher of the intrinsic value of the option (i.e., what the Fund would pay upon the option being exercised) or the last reported composite sale price.  If no sale is reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used.  When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. Written option contracts sold on

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
an exchange typically involve less credit risk than over-the-counter options. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

F.Purchased Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Exchange-traded option contracts are valued daily at the higher of the intrinsic value of the option (i.e., what the Fund can receive upon exercising the option) or the last reported composite sale price. If no sale is reported or if the last sale is outside the bid and asked parameters, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities that may be held by the Fund. Purchased options sold on an exchange typically include less credit risk than over-the-counter options. Refer to Note 2 R. for further derivative disclosures.

G.Forward Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund includes the amount of any net unrealized gain on the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
H.Equity Swap Contracts
The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points).

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund includes the risk of loss of the full amount of any net unrealized gain on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

I.Distributions to Shareholders
Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2013. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At December 31, 2013, the

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Fund increased accumulated undistributed net investment income by $85,379,219, reduced accumulated undistributed net gain by $84,602,441, and reduced paid-in-capital by $776,778.

J.Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.Cash and Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.  Temporary cash overdrafts are reported as payable to custodian.

M.Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not historically incurred material expenses in respect of those provisions.

N.Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

O.Other
Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Expenses include $3,295,102 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

P.Counterparty Risk
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties.

Q.The Right to Offset
Financial assets and liabilities as well as cash collateral received by the counterparties and posted are offset by the counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to offset the recognized amounts.

R.Derivatives
The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2013: long option contracts (2,477,478 contracts) were purchased and $191,721,640 in premiums were paid, written option contracts (3,395,152 contracts) were opened and $723,793,448 in premiums were received, equity swap contracts were opened with a notional value of $1,143,168,610 and closed with a notional value of $1,551,452,757 and an average of 13 forward currency exchange contract positions were open during the year.

Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Contracts
Purchased Option Contracts	Investments	$22,839,508	N/A	$—
Written Option Contracts	N/A	—	Written Option Contracts	255,465,585
Swap Contracts	Receivables	5,732,084	Payables	13,704,381
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	3,957,105	Payables	14,729,600
Total		$32,528,697		$283,899,566

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

	Amount of Realized Gain (Loss) on Derivatives
			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(183,770,223)	$(35,776,418)	$—	$(22,942,623)	$(242,489,264)
Foreign Exchange Contracts	—	—	12,114,534	—	12,114,534
Total	$(183,770,223)	$(35,776,418)	$12,114,534	$(22,942,623)	$(230,374,730)

	Change in Unrealized Depreciation on Derivatives
			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(17,710,461)	$(74,525,524)	$—	$(13,032,312)	$(105,268,297)
Foreign Exchange Contracts	—	—	(6,324,298)	—	(6,324,298)
Total	$(17,710,461)	$(74,525,524)	$(6,324,298)	$(13,032,312)	$(111,592,595)

Note 3 — AGREEMENTS
The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”).  Under the terms of this Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.  The Adviser has agreed until July 8, 2014, to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  Investment advisory fees voluntarily waived by the Adviser for the year ended December 31, 2013 were $5,759,630. This fee waiver arrangement may be terminated at any time by the Fund’s Board of Trustees. Certain officers of the Fund are also officers of the Adviser. The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 3 — AGREEMENTS (continued)
Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST
The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Issued	126,186,811	$2,018,213,379	99,051,598	$1,564,853,341
Issued as reinvestment of dividends	5,490,093	87,786,581	4,438,197	69,990,348
Redemption fee	—	—	—	14,104
Redeemed	108,218,504	(1,731,456,383)	(146,954,200)	(2,324,434,239)
Net increase (decrease)	23,458,400	$374,543,577	(43,464,405)	$(689,576,446)
Institutional Class
Issued	11,442,811	$186,578,128	—	$—
Issued as reinvestment of dividends	285,446	4,555,721	—	—
Redeemed	(945,886)	(15,297,308)	—	—
Net increase	10,782,371	$175,836,541	—	$—

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION
Purchases and sales of securities for the year ended December 31, 2013 (excluding short-term investments, options, forward currency contracts, swap contracts and short positions) aggregated $7,671,083,338 and $6,790,313,491, respectively. There were no purchases or sales of U.S. Government securities.

At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$4,900,927,306
Gross unrealized appreciation	504,656,173
Gross unrealized depreciation	(265,726,359)
Net unrealized appreciation	$238,929,814
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(217,830,218)
Total accumulated gains	$21,099,596

The tax components of dividends paid during the fiscal year ended December 31, 2013 and the fiscal year ended December 31, 2012 were as follows:

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

Investor Class	2013	2012
Ordinary Income	$115,522,819	$88,732,213
Long-Term Capital Gains	—	—
Total Distributions Paid	$115,522,819	$88,732,213

Institutional Class	2013	2012
Ordinary Income	$4,709,040	$—
Long-Term Capital Gains	—	—
Total Distributions Paid	$4,709,040	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2013.

As of December 31, 2013, the Fund deferred, on a tax basis, post-October ordinary losses of $19,641,643. As of December 31, 2013, the Fund did not have post-October capital loss or a capital loss carryforward.

For the fiscal year ended December 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2013 was 50.66% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2013 was 44.00% (unaudited) for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2013 was 20.27% (unaudited) for the Fund.

Note 6 — WRITTEN OPTION CONTRACTS
The premium amount and the number of written option contracts during the year ended December 31, 2013 were as follows:

	Number of	Premium
	Contracts	Amount
Options outstanding at December 31, 2012	804,080	$202,586,126
Options written	3,395,152	723,793,448
Options closed	(2,217,224)	(454,827,896)
Options exercised	(979,414)	(255,717,161)
Options expired	(230,742)	(30,445,356)
Options outstanding at December 31, 2013	771,852	$185,389,161

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 7 — DISTRIBUTION PLAN
The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 31, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to the Fund’s Investor Class shares. Under the Plan, the Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares. Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2013, the Fund incurred $7,923,542 pursuant to the Plan in respect of the Fund’s Investor Class shares. The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding Investor Class shares.

Note 8 — TRANSACTIONS WITH AFFILIATES
Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the year ended December 31, 2013, the Fund owned the following positions in such companies for investment purposes only:

	Share			Share	Market
	Balance at			Balance at	Value at
	Dec. 31,			Dec. 31,	Dec. 31,	Dividend	Realized
Issuer Name	2012	Purchases	Sales	2013	2013	Income	Gain
Arbitron, Inc.	691,532	795,699	1,487,231	—	$—	$421,864	$1,596,453
WMS Industries, Inc.	—	2,806,813	2,806,813	—	—	—	2,919,868
					$—	$421,864	$4,516,321

Note 9 — OFFSETTING ASSETS AND LIABILITIES
The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2013

Note 9 — OFFSETTING ASSETS AND LIABILITIES (continued)
Assets:
				Gross Amounts not offset
				in the Statement
				of Assets and Liabilities
		Gross Amounts	Net Amounts
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral	Net
	Assets	and Liabilities	and Liabilities	Instruments	Received	Amount
Description
Forward Currency
Exchange Contracts	$3,957,105	$—	$3,957,105	$3,957,105	$—	$—
Swap Contracts —
JPMorgan Chase
& Co. Inc.	18,656,820	12,924,736	5,732,084	—	—	5,732,084
Swap Contracts —
Merrill Lynch & Co. Inc.	4,486,762	4,486,762	—	—	—	—
	$27,100,687	$17,411,498	$9,689,189	$3,957,105	$—	$5,732,084

Liabilities:
				Gross Amounts not offset
				in the Statement
				of Assets and Liabilities
		Gross Amounts	Net Amounts
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral	Net
	Liabilities	and Liabilities	and Liabilities	Instruments	Pledged	Amount
Description
Forward Currency
Exchange Contracts	$14,729,600	$—	$14,729,600	$3,957,105	$10,772,495	$—
Swap Contracts —
JPMorgan Chase
& Co. Inc.	12,924,736	12,924,736	—	—	—	—
Swap Contracts —
Merrill Lynch & Co. Inc.	18,191,143	4,486,762	13,704,381	—	13,704,381	—
Written Option Contracts	255,465,585	—	255,465,585	—	255,465,585	—
	$301,311,064	$17,411,498	$283,899,566	$3,957,105	$279,942,461	$—

Note 10 — SUBSEQUENT EVENTS
Michael T. Shannon’s term as a Trustee of the Fund began on January 1, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, securities sold short, options written, forward currency exchange contracts and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 28, 2014

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
December 31, 2013 (Unaudited)

Each year, the Board of Trustees of each of The Merger Fund and The Merger Fund VL (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund and The Merger Fund VL (together, the “Independent Trustees”), is required to determine whether to continue The Merger Fund’s and The Merger Fund VL’s advisory agreements.  In October 2013, the Board and the Independent Trustees approved the continuation of The Merger Fund’s and The Merger Fund VL’s (the “Funds”) advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period.  A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees began their formal review process in the Fall of 2013 by requesting from the Adviser information they believed necessary to evaluate the terms of the Funds’ Agreements (the “Information Request”).

Throughout the review process, the Independent Trustees were advised by their independent counsel. The Independent Trustees also discussed the continuation of the Agreements in a private session with their independent counsel, at which no representatives of the Adviser were present.

The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each Fund.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds.  In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2013 (Unaudited)

regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management services to the Funds.  The Board also requested and evaluated performance and expense information for other investment companies that was compiled by Morningstar and the Funds’ administrator.  The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser.  The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds.  In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Advisers as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser.  The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments.  The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds.  The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser had a uniquely long track record managing a merger arbitrage strategy within the context of a registered mutual fund.  The Board and the Independent Trustees considered the complexity of managing the Funds’ strategy relative to other types of funds.  The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser, including certain compliance services.  The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser were consistent with the Funds’ operational requirements.

In their evaluation of the quality of the services provided by the Adviser, the Board and the

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2013 (Unaudited)

Independent Trustees considered the performance of the Funds.  The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.  The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2013.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Funds’ performance records and the Adviser’s process used in managing the Funds supported the renewal of the Agreements.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar and the Funds’ administrator, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds.  They considered the Funds’ advisory fees relative to their peer groups.  The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment objectives similar to the Funds.  The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients, which noted that, among other things, typically more services were provided to the Funds than those other clients.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise.  The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information often is not generally available and it

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2013 (Unaudited)

can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital.  In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s level of profitability from its relationship with each Fund was reasonable and not excessive in light of, among other things, the positive relative performance of the Funds and the Adviser’s significant expertise and experience managing a merger-arbitrage related strategy.  The Trustees also considered that the Adviser proposed to continue, also for an additional one-year period, to apply waivers to TMF’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee as well as to continue the expense limitation agreement applicable to VL.  The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders.  Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

# of
				Portfolios	Other
				in Fund	Directorships
		Term of	Principal	Complex	Held by
Name,	Position(s)	Office and	Occupation(s)	Overseen	Trustee
Address	Held with	Length of	During the	by	During the
and Age	the Fund	Time Served	Past Five Years	Trustee**	Past Five Years

Roy Behren*	Co-President	One-year	Co-Portfolio Manager and	3***	None
Westchester Capital	and	terms, since	Co-President of Westchester
Management, LLC	Treasurer;	2011;	Capital Management, LLC, the
100 Summit Lake Drive	Trustee	Indefinite,	Fund’s Adviser, since 2011.
Valhalla, NY 10595		since 2011	Co-Portfolio Manager of
Age: 53			Westchester Capital
Management, Inc., the Fund’s
previous adviser, from 2007 to
2010. Research analyst for
Westchester Capital
Management, Inc. from 1994
until 2010. Chief Compliance
Officer of the Fund and
Westchester Capital
Management, Inc. from
2004 to 2010.

Michael T. Shannon*	Co-President	One-year	Co-Portfolio Manager and	3***	None
Westchester Capital	and Trustee	terms, since	Co-President of Westchester
Management, LLC		2011;	Capital Management, LLC, the
100 Summit Lake Drive		Indefinite;	Fund’s Adviser, since 2011.
Valhalla, NY 10595		since 2014	Co-Portfolio Manager of
Age: 47			Westchester Capital
Management, Inc., the Fund’s
previous adviser, from 2007
to 2010.

James P. Logan III	Independent	Indefinite;	Chairman of J.P. Logan &	3	None
c/o Westchester Capital	Trustee	since	Company since January 1980.
Management, LLC		inception	Chairman of Logan-Chace,
100 Summit Lake Drive		in 2002	LLC, an executive search firm.
Valhalla, NY 10595
Age: 77

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

# of
				Portfolios	Other
				in Fund	Directorships
		Term of	Principal	Complex	Held by
Name,	Position(s)	Office and	Occupation(s)	Overseen	Trustee
Address	Held with	Length of	During the	by	During the
and Age	the Fund	Time Served	Past Five Years	Trustee**	Past Five Years

Barry Hamerling	Independent	Indefinite;	Managing Partner of Premium	3	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Ice Cream of America since		Premier VIP
Management, LLC			1995. Managing Partner of		Trust; Chairman
100 Summit Lake Drive			B&J Freeport since 1990.		of the Ayco
Valhalla, NY 10595			Managing Partner of Let-US		Charitable
Age: 67			Creations from 1999 to 2011.		Foundation

Richard V. Silver	Independent	Indefinite;	Consultant with AXA Equitable	3	None
c/o Westchester Capital	Trustee	since 2013	Life Insurance Company from
Management, LLC			May 2012 to April 2013. Senior
100 Summit Lake Drive			Executive Vice President, Chief
Valhalla, NY 10595			Legal Officer and Chief
Age: 58			Administrative Officer of AXA
Equitable Life Insurance
Company from February 2010
to April 2012. Executive Vice
President and General Counsel
of AXA Equitable Life Insurance
Company from September 2001
to February 2010.

Christianna Wood	Independent	Indefinite;	Chief Executive Officer and	3	Director of
c/o Westchester Capital	Trustee	since 2013	President of Gore Creek		H&R Block
Management, LLC			Capital, Ltd. since August 2009.		Corporation;
100 Summit Lake Drive			Chief Executive Officer of		Director of
Valhalla, NY 10595			Capital Z Asset Management		International
Age: 54			from March 2008 to July 2009.		Securities
			Senior Investment Officer,		Exchange;
			Global Equity at California		Director of
			Public Employees’ Retirement		Grange
			System from October 2002 to		Insurance
February 2008.

Bruce Rubin	Vice	One-year	Chief Operating Officer of	N/A	N/A
Westchester Capital	President,	term; since	Westchester Capital
Management, LLC	Chief	2010	Management, LLC, the Fund’s
100 Summit Lake Drive	Compliance		Adviser. Chief Operating
Valhalla, NY 10595	Officer and		Officer of Westchester Capital
Age: 54	Anti-Money		Management, Inc., the Fund’s
	Laundering		previous adviser, from 2010 to
	Compliance		2010. Chief Operating Officer
	Officer		of Seneca Capital from 2005
to 2010.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

# of
				Portfolios	Other
				in Fund	Directorships
		Term of	Principal	Complex	Held by
Name,	Position(s)	Office and	Occupation(s)	Overseen	Trustee
Address	Held with	Length of	During the	by	During the
and Age	the Fund	Time Served	Past Five Years	Trustee**	Past Five Years

Abraham R. Cary	Secretary	One-year	Head of Trading of Westchester	N/A	N/A
Westchester Capital		term; since	Capital Management, LLC, the
Management, LLC		2012	Fund’s Adviser, since 2011.
100 Summit Lake Drive			Head of Trading Westchester
Valhalla, NY 10595			Capital Management, Inc., the
Age: 38			Fund’s previous adviser from
2002 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser.  Mr. Behren and Mr. Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.  Mr. Shannon’s term as a Trustee of the Fund began on January 1, 2014 (See Note 10).

**	The fund complex consists of the Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund.
***	Mr. Behren’s term as a Trustee of The Merger Fund VL began on January 1, 2014 and Mr. Shannon’s term as a Trustee of the Fund began on January 1, 2014.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant, Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael T. Shannon
James P. Logan, III
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s revised Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$97,600	$93,800
Audit-Related Fees	$ -	$ -
Tax Fees	$11,960	$11,500
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title) */s/ Michael T. Shannon
  Michael T. Shannon, Co-President

Date    March 10, 2014

By (Signature and Title)* /s/ Roy Behren
  Roy Behren, Co-President and Treasurer

Date    March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) */s/ Michael T. Shannon
  Michael T. Shannon, Co-President

Date    March 10, 2014

By (Signature and Title)* /s/ Roy Behren
  Roy Behren, Co-President and Treasurer

Date    March 10, 2014

* Print the name and title of each signing officer under his or her signature.